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                                                                      EXHIBIT 23
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                              ACCOUNTANTS' CONSENT


We consent to the incorporation by reference in Form S-8 (File No. 81049), our report dated February 12, 1997, appearing in form 10-K of Oak Hill Financial, Inc. which was filed pursuant to the Securities Act of 1933.


/s/ GRANT THORNTON LLP


Cincinnati, Ohio
March 27, 1997